UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) October 31, 2007
THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (513) 983-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4

ITEM 8.01 OTHER EVENTS
As disclosed in its most recent Form 10-K for the year ended June 30, 2007, the Procter & Gamble Company (the “Company”) announced changes to its segment reporting structure that were effective July 1, 2007. Such changes are discussed below in “Fiscal Year 2008 Changes to Global Business Unit (GBU) Structure.” This Form 8-K provides revised (1) Management’s Discussion and Analysis (MD&A) and (2) Consolidated Financial Statements and accompanying footnotes that reflect the impact of this new reporting structure.
The change in the reporting structure, as reflected in the information included in this Form 8-K, only affects the manner in which segment results were previously reported. It in no way revises or restates the Company’s Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Shareholders’ Equity or Consolidated Statements of Cash Flows for any period. The only changes to the information disclosed in the Company’s original Form 10-K filing are to the segment discussion within the MD&A and to Footnotes 2, 3 and 12, as these were the only sections impacted by the change in the Company’s segment reporting structure.
Fiscal Year 2008 Changes to Global Business Unit (GBU) Structure
In May 2007, the Company announced a number of changes to our organization structure and certain of our key leadership positions that became effective on July 1, 2007. These resulted in changes to our GBU and segment structure. Specifically, our new structure is comprised of three GBUs with a total of six reportable segments:

Global Business Unit (GBU)	Reportable Segment
Beauty	• Beauty
• Grooming
Health and Well-Being	• Health Care
• Snacks, Coffee and Pet Care
Household Care	• Fabric Care and Home Care
• Baby Care and Family Care
Prior to July 1, 2007, the Company consisted of three Global Business Units: Beauty and Health; Household Care; and Gillette GBU. The businesses that previously comprised the Gillette GBU are now included within the Beauty and Household Care GBUs. As a result of these moves, the Duracell and Braun business no longer comprise a separate reportable segment. The Braun business has been combined and is being managed with the Blades and Razors business to form the Grooming reportable segment within the Beauty GBU. The Grooming reportable segment also includes all face and shave prep products, which were previously reported within the Beauty reportable segment. The Duracell business has been moved to our Household Care GBU and is now be reported as part of our Fabric Care and Home Care reportable segment. Finally, our feminine care business, which previously was part of our Beauty GBU and reportable segment, is now being managed within our Health and Well-Being GBU and is now reported as part of the Health Care reportable segment.
These changes were effective as of July 1, 2007. All financial statements, beginning in the quarter ended September 30, 2007, reflect the new segment reporting structure. This change in segment reporting was reflected on a retrospective basis, with prior years also revised to reflect the new segment reporting structure.
The Company is issuing this Form 8-K in order to provide revised financial information that is on a basis consistent with the Company’s new segment reporting structure.
Exhibit 99-1 provides a revised Management’s Discussion and Analysis (MD&A); Exhibit 99-2 provides a revised Consolidated Financial Statements and accompanying footnotes; Exhibit 99-3 provides the updated report of the independent registered public accountant; and Exhibit 99-4 provides the Consent of Deloitte & Touche, LLP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
BY:	/S/ ERIC J. WUNSCH
Eric J. Wunsch, Assistant Secretary
Associate General Counsel October 31, 2007

EXHIBIT INDEX

Exhibit No.

99-1	Revised Management’s Discussion and Analysis

99-2	Revised Consolidated Financial Statements and Accompanying Footnotes

99-3	Updated Report of the Independent Registered Public Accountant

99-4	Consent of Deloitte & Touche LLP